THE CRUELTY FREE VALUE FUND
              8260 Greensboro Drive, Suite 250
                McLean, Virginia 22102-3801

PROSPECTUS                                         April 8, 1997


"The greatness of a nation and its moral progress can be judged by the way its animals are treated. I hold that, the more helpless a creature, the more entitled it is to protection by man from the cruelty of man."
                                                    Mahatma Gandhi


The Cruelty Free Value Fund (the "Fund") is a mutual fund which seeks capital appreciation by investing in common stocks of companies which meet the investment adviser's screening process regarding the humane treatment of animals.

While providing its shareholders with an investment seeking capital growth, the Fund is also dedicated to providing an innovative way to help end the suffering and abuse of animals and the extinction of hundreds of species annually. All investments made by the Fund will be screened by the investment adviser, Beacon Global Advisors, Inc. (the "Advisor") using its guidelines concerning the humane treatment of animals. The Fund will not knowingly invest in a company that does not pass this screening process. See "Animal Policy." The Fund will invest principally in equity securities of small companies with market capitalizations ranging from $100 million to $1 billion that Dreman Value Advisors, Inc. ("Dreman" or the "Subadvisor") believes to be undervalued.

The Fund is a separate series of shares of Beacon Global Advisors Trust (the "Trust"), an open-end, diversified management investment company. The Advisor has entered into an agreement with Zurich Investment Management, Inc. ("ZIM") which in turn has entered into an agreement with its wholly owned subsidiary, Dreman, pursuant to which Dreman acts as subadvisor and manages the day-to-day investment program of the Fund.

The Fund is designed for long-term investors and not as a trading vehicle, and is not intended to present a complete investment program. As an adjunct to Dreman's traditional "long" investment strategy, however, the Fund may incorporate short-selling techniques to hedge the portfolio in volatile market environments. There can be no assurance that the Fund will achieve its investment objective.

This Prospectus sets forth concisely information about the Fund that an investor should know before investing in the Fund. Please read this Prospectus carefully and retain it for future reference. A Statement of Additional Information, dated April 8, 1997, provides further discussion of certain areas which may be of interest to some investors. It has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information can be obtained without charge by calling the Fund at (800) 892-9626, or writing to the Fund at the address above.


The Securities and Exchange Commission maintains a Website
(http:\\www.sec.gov) that contains the Statement of Additional
Information, material incorporated by reference, and other information regarding the Fund.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR
GUARANTEED
BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION.  SHARES ARE NOT
INSURED
BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE
BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
COMMISSION
NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
OFFENSE.


                        TABLE OF CONTENTS


                                                       Page

Expense Summary. . . . . . . . . . . . . . . . . . . . . . 9
Historical Investment Results of the Subadvisor. . . . . .10
Mission Statement. . . . . . . . . . . . . . . . . . . . .12
Introduction . . . . . . . . . . . . . . . . . . . . . . .13
Investment Objective . . . . . . . . . . . . . . . . . . .13
Investment Policies and Strategies . . . . . . . . . . . .14
Animal Policy. . . . . . . . . . . . . . . . . . . . . . .14
Investment Process . . . . . . . . . . . . . . . . . . . .15
Investment Practices and Risk Factors. . . . . . . . . . .15
Management of the Fund . . . . . . . . . . . . . . . . . .17
Distribution Plan. . . . . . . . . . . . . . . . . . . . .21
How to Purchase Shares . . . . . . . . . . . . . . . . . .21
How to Redeem Shares . . . . . . . . . . . . . . . . . . .23
Net Asset Value. . . . . . . . . . . . . . . . . . . . . .26
Dividends and Taxes. . . . . . . . . . . . . . . . . . . .27
Performance Information. . . . . . . . . . . . . . . . . .28
General Information. . . . . . . . . . . . . . . . . . . .29




Distributor:                         Investment Adviser:

Beacon Global Advisors, Inc.         Beacon Global Advisors, Inc.
8260 Greensboro Drive, Suite 250     8260 Greensboro Drive, Suite 250
McLean, Virginia 22102-3801          McLean, Virginia 22102-3801
(800) 662-9992                       (800) 662-9992
(703) 883-0865                       (703) 883-0865

THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY JURISDICTION OR TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUND TO MAKE SUCH AN OFFER OR SOLICITATION. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR
MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS
PROSPECTUS.

                      Expense Summary

Shareholder Transaction Expenses:

        Maximum sales charge imposed on purchases
             (as a percentage of offering price) . . . . . .    NONE
        Maximum sales charge imposed on reinvested
             dividends (as a percentage of offering price) . NONE Deferred sales charge (as a percentage of
             original purchase price). . . . . . . . . . . .    NONE
        Redemption fees (as a percentage of
             amount redeemed) (1). . . . . . . . . . . . . .    NONE

(1) If you want to redeem shares by wire transfer, the Fund's transfer agent charges a fee (currently $9.00) for each wire redemption. Purchases and redemptions may also be made through broker-dealers and others who may charge a commission or other transaction fee for their services.

Annual Fund Operating Expenses:
(as a percentage of average net assets)

       Advisory Fees (after fee waivers)(2) . . . . .    0.00%
       12b-1 Fees . . . . . . . . . . . . . . . . . .    0.25%
       Other Expenses (3) . . . . . . . . . . . . . .    1.70%

       Total Fund Operating Expenses (after
       fee waivers)(3). . . . . . . . . . . . . . . .    1.95%


(2) The above table reflects the Advisor's voluntary undertaking to waive all or a portion of its fees and to reimburse certain expenses to limit the total operating expenses of the Fund for the first year of operations to 1.95% of the Fund's average daily net assets. The Advisor reserves the right to terminate this waiver or any reimbursement at any time, in its sole discretion. Any reductions in the Advisor's fee are subject to reimbursement by the Fund within the following three years, to the extent such reimbursement would not cause total operating expenses to exceed 1.95%. Absent such waiver, advisory fees for the Fund would be 1.25% and total operating expenses would be 3.20% of the Fund's average daily net assets on an annualized basis. See "Management of the Fund" for advisory fee breakpoints. Although the Advisor has not previously provided investment advisory services to U.S. registered investment companies, the Advisor has been engaged in the investment advisory business and has provided investment advice to individuals, offshore investment funds and corporations since 1994.

(3) For purposes of this table and because the Fund has no operating history, "Other Expenses" is based on estimated amounts for the current fiscal year.

Example
Based on the level of expenses listed above, an investor would pay the following expenses on a $1,000 investment assuming (i) 5% annual return and (ii) redemption at the end of each time period:

             1 Year               $20
             3 Years              $61

The foregoing example should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown. The purpose of the expense tables and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by shareholders of the Fund. For more complete descriptions of the various costs and expenses, see "Management of the Fund" and "Distribution Plan."

      Historical Investment Results of the Subadvisor

The table below, which was supplied by the Subadvisor, shows composite performance results relating to certain assets which it manages. This composite is comprised of the assets of one registered investment company and all those assets of similarly managed discretionary accounts of the Subadvisor's tax-exempt clients. These results are not those of the Fund. The Fund had no investment operations or performance prior to the date of this prospectus. The investment objectives of these accounts are substantially similar to that of the Fund and they are managed using substantially similar investment strategies and techniques as those contemplated by the Fund, except that no screening for the humane treatment of animals was used by the Subadvisor. If the screening criteria that will be used in managing the Fund (using data available as of December, 1996) had been applied with respect to the accounts, less than 5% of the investments in the accounts at any one time over the eight year period ending December 31, 1996, would have been prohibited investments for the Fund and the differential in performance immaterial. It cannot be determined that future holdings of the Fund would be substantially identical to those in the otherwise similar accounts managed by the Subadvisor.

The accounts, with the exception of the registered investment company, are not subject to certain limitations, diversification requirements and other restrictions that are imposed by the Investment Company Act of 1940, as amended (the "Act") and the Internal Revenue Code on investment companies such as the Fund. If these restrictions had been applicable to the accounts, such restrictions might have adversely affected the performance reflected below.

The performance presented is not intended to predict or suggest that such returns will be experienced by the Fund or by an investor investing in the Fund. An investor should not rely on the following performance information to be an indication of future performance of the Fund or the composite performance of similar Dreman accounts. Different methods of determining performance from those described in the footnotes below may result in different performance figures.




                DREMAN VALUE ADVISORS, INC.
  SMALL CAP EQUITY COMPOSITE (SCEC) vs. RUSSELL 2000 INDEX

               SCEC           Russell 2000
Year            Total              Index
Ended           Return         Total Return

1989           + 7.2%              +16.2%

1990           -11.6%              -19.5%

1991           +50.5%              +46.0%

1992           +29.0%              +18.4%

1993           + 1.7%              +18.9%

1994           + 0.3%              - 1.9%

1995           +43.7%              +28.5%

1996           +30.5%              +16.5%

Another way to consider the above schedule is as follows: a hypothetical $10,000 investment in the Small Cap Equity Composite on December 31, 1988 would have grown to $35,195 by December 31, 1996, including reinvestment of dividends. The average annual rate of return from December 31, 1988 through December 31, 1996, including reinvestment of dividends, is 17.0% for the Small Cap Equity Composite and 13.8% for the Russell
2000 Index.  The average annual rate of return for the period
December 31, 1991 through December 31, 1996, including reinvestment of dividends, is 19.8% for the Small Cap Equity Composite and 15.6% for the Russell 2000 Index.

NOTES TO INVESTMENT PERFORMANCE

1.  Types of Accounts included in the Small Cap Equity Composite

The Small Cap Equity Composite performance figures from 1989 (the year the Subadvisor began managing assets using the small cap strategy) through 1992 are the equally-weighted average of the time-weighted returns from within the composite. From January 1993 onward, performance is portfolio size-weighted pursuant to new standards established by the Association for Investment Management and Research ("AIMR") which became effective in January 1993. From January 1989 through December 1996, the composite includes one registered investment company and all the Subadvisor's similarly managed discretionary accounts of tax-exempt clients. At December 31, 1996 the composite, which included seven accounts and one registered investment company, had total assets of $308 million. New accounts are eligible for inclusion in the composite upon completion of the first full quarter under management. Closed accounts are eligible for inclusion in the composite through completion of the last full quarter under management.


2.  Calculation of Rates of Return

All rate of return calculations conform to standards established by AIMR. All accounts are valued monthly based on principal market values. Account returns are calculated monthly utilizing the Bank
Administration Institute (BAI) methodology where security and cash flows are "day-weighted" during the month. All amounts are rounded to the nearest one-tenth of one percent.


3.  Fees

Fees are contractual with each individual client and vary among clients. Performance is net of expenses including investment management fees and transaction costs. It is expected that Fund expenses will be higher than the average expenses borne by the accounts.

4.  Russell 2000 Index

The Russell 2000 Index was chosen for comparison purposes because it contains companies with market capitalizations similar to the market capitalization of companies eligible for investment by the Fund. The Russell 2000 Index is a widely recognized unmanaged index of common stock prices comprised of the smallest 2000 stocks in the Russell 3000 Index, which is an annual ranking of 3000 common stocks by market capitalization. The Russell 2000 Index represents approximately 10% of the total market capitalization of the Russell 3000 Index.

             Mission Statement

The Advisor has created The Cruelty Free Value Fund as a means for individuals and institutions to pool their assets and invest in companies that satisfy the Subadvisor's small cap growth profile and also do not harm animals. Securities considered for investment by the Fund will be screened by the Advisor and the Advisor will exclude for investment those companies (or subsidiaries of such companies) that, in its opinion, (1) employ animal testing in their product development; (2) sponsor inappropriate uses of animals as entertainment (e.g. bullfights, rodeos or circuses); (3) slaughter animals by any method; (4) sell captured wild animals as pets or sell dogs raised in "puppy mills"; (5) have been found to have violated either a state cruelty law or the federal Animal Welfare Act; or (6) otherwise have a corporate policy which results in the unnecessary pain and suffering of animals.

The Fund will specifically consider for investment, within the investment style of the Subadvisor, companies which have adopted cruelty free or humane policies towards animals.

To determine which companies are ineligible for investment because of their inhumane policies with respect to animals, the Advisor will rely primarily on lists of such companies prepared by organizations such as People for the Ethical Treatment of Animals ("PETA"), The National Anti-Vivisection Society ("NAVS") and The American Anti-Vivisection Society ("AAVS"). Any company included on such lists will be ineligible for investment. If the Advisor becomes aware of other companies that are not listed but appear to have inhumane policies, such other companies will also be ineligible for investment by the Fund. This method of "screening out" companies could result in the exclusion of a company that has corrected its practices and policies in the period since it was listed, or it could result in an investment by the Fund in a company which engages in inhumane practices but has escaped listing by any of the monitoring organizations. The Fund will not knowingly invest in a company that does not pass the screening process.

The Advisor has made a commitment to donate a percentage of its management fees to fund projects that directly help animals and raise public awareness of animal-related issues at such time as the Fund attains more than $20 million in assets.

The Advisor will establish a foundation that will be dedicated to these concerns and has selected an outside advisory board of directors that will review specific projects of animal welfare organizations. The foundation will be funded once the Fund reaches the asset level specified above. The board of directors of the foundation will review projects submitted by such animal welfare organizations, then select and financially support those programs deemed to have the greatest potential impact on improving the lives of animals.

The board of directors of the foundation will be responsible for the ongoing due diligence to ensure that all donations are being used as directed. Shareholders of the Fund will be informed of the foundation's progress. Members of the advisory board of the foundation will be prominent people involved in the animal rights movement.

The Advisor, through ZIM, has selected Dreman Value Advisors, Inc. ("Dreman" or the "Subadvisor") to provide the day-to-day management of the Fund's portfolio. Dreman is well-known for its disciplined and conservative value-oriented strategy for stock selection.

                        Introduction

This Prospectus provides the information which is needed for a potential investor to make an informed decision before purchasing shares of the Fund. The money that an investor uses to purchase shares of the Fund will be pooled with other shareholders' money and collectively invested, or "managed," by the Advisor and Subadvisor in accordance with the Fund's investment objective. Other parts of this Prospectus provide information concerning an investment in the Fund such as the risks involved, the companies which provide services to the Fund, the expenses of managing the Fund and the procedures by which shares of the Fund may be purchased or redeemed. Please read this Prospectus carefully before you invest or send money and keep it for your future reference.

                    Investment Objective

The investment objective of the Fund is capital appreciation. The Fund's Advisor and Subadvisor will seek to attain this objective while maintaining the Fund's commitment to encourage the humane treatment of animals. See "Animal Policy."

This objective is fundamental and may not be changed without a vote of the holders of the majority of the outstanding voting securities of the Fund. The Fund's investment policies described below are not fundamental and may be changed without shareholder approval. Additional investment policies and investment restrictions are described in the Statement of Additional Information. There can be no assurance that the Fund will achieve its investment objective.



             Investment Policies and Strategies

The Fund's assets will be invested primarily in common stock or preferred stock of small capitalization companies, i.e., those companies with market capitalizations at the time of purchase ranging from $100 million to $1 billion, that the Subadvisor believes to be undervalued. According to the Subadvisor, securities of a company may be undervalued as a result of overreactions by investors to unfavorable news about a company, industry or the stock markets in general or as a result of market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting the company. Under normal market conditions, at least 65% of the total assets of the Fund will be invested in securities of companies whose market capitalizations are less than $1 billion. Under normal circumstances the Fund expects to be almost fully invested in common stocks. The Subadvisor generally follows a value-oriented investment approach to the selection of individual securities. See "Investment Process." The Fund may diversify its holdings among many different companies and industries which not only meet the Subadvisor's criteria for growth described below under "Investment Process," but also meet the Advisor's screening process with respect to the humane treatment of animals. See "Animal Policy."

The Fund may also engage in portfolio management techniques such as selling short, selling short against-the-box, and lending securities. See "Investment Practices and Risk Factors."

If securities held by the Fund no longer satisfy the Animal Policy, the Fund will seek to dispose of the securities as soon as is economically practicable, which may cause the Fund to sell the securities at a time not desirable from a purely financial standpoint.

                       Animal Policy

The Fund is dedicated to providing an investment program to help end the suffering, abuse and extinction of animals. The Advisor believes that sound investments may be made which are compatible with a commitment to protect the well-being of animals. All investments made by the Fund will be screened toward achieving such policy and the following guidelines have been established for such screening process. These guidelines will help to provide a cruelty free portfolio of investments.

The Fund will not invest in companies (or subsidiaries of such companies) that, in the opinion of the Advisor, (1) employ animal testing in their product development; (2) sponsor inappropriate uses of animals as entertainment (e.g. bullfights, rodeos or circuses);
(3) slaughter animals by any method; (4) sell captured wild animals as pets or sell dogs raised in "puppy mills"; (5) have been found to have violated either a state cruelty law or the federal Animal Welfare Act; or (6) otherwise have a corporate policy which results in the unnecessary pain and suffering of animals.

The Advisor may gather screening information through publicly available sources such as corporate annual reports, and newswire services, but mainly through animal welfare publications by such organizations as PETA, NAVS and AAVS. Research information may also be gathered from financial and business organization reporting services such as Dun & Bradstreet and Bloomberg. Any company included on lists provided by the animal welfare organizations selected by the Advisor will be ineligible for investment. If the Advisor becomes aware of other companies that are not listed but appear to have inhumane policies, such other companies will also be ineligible for investment by the Fund.

The Fund's Animal Policy limits the investments available for it to consider compared with other mutual funds which do not have such a policy. Under certain economic conditions, this could cause the Fund's investment performance to be better or worse than similar funds that do not have an Animal Policy.

The Board of Trustees will have the authority, without the vote of shareholders, to determine the manner in which the Fund implements its stated commitment to encourage the humane treatment of animals. There can be no assurance that each investment of the Fund will satisfy the Animal Policy, but only that the Advisor will seek to screen each security contemplated for investment by the Fund for its compliance with the Animal Policy. Further, information provided by organizations which the Advisor utilizes for screening purposes may be incomplete or inaccurate.

                     Investment Process

The Subadvisor's investment approach for stock selection is centered around value investing. Value investing refers to the process by which an investment professional chooses certain stocks because that professional believes that they are undervalued in the market place.

The initial criteria for stock selection utilizes a stock's Price/Earnings Ratio ("P/E"). A low P/E value is important because, in the opinion of the Subadvisor, it tends to be a historic indicator of undervaluation. The second criteria considered is the price-to-book ratio. The Subadvisor concentrates on stocks whose market price is low in relation to book value. Further quantitative analysis of these stocks focuses on adequate trading liquidity, measuring financial strength, and testing earnings against certain requirements.

The Subadvisor believes that this approach to stock selection is conservative in nature and only companies that possess strong financial characteristics will be considered for investment. The Subadvisor closely analyzes the stocks and favors those that have shown above average growth on both a five- and ten-year basis, exhibit sound finances and demonstrate above-average long term earnings prospects.

For temporary defensive purposes, the Fund may invest up to 100% of its total assets in money market instruments. To the extent that the Fund is invested in temporary defensive instruments, it will not be pursuing its investment objective.

           Investment Practices and Risk Factors

There is no such thing as a guaranteed investment and no one can see into the future. The risks inherent in investing in the Fund are similar to those of investing directly in equity securities, that is, the value of the investment may fluctuate in response to a variety of situations and factors. Accordingly, the value of an investment in the Fund will fluctuate over time and may be valued higher or lower at the time of redemption. The Fund is designed for long-term investors who can accept the risks entailed in seeking capital appreciation through investment primarily in common stocks. An investment in the Fund should be only a part of an overall investment strategy. No assurance can be given as to the success of the Advisor's and Subadvisor's investment program. The Advisor and Subadvisor attempt to reduce the overall risks by investing in a diversified portfolio through the implementation of the above-described investment process. Although the Advisor has not previously provided investment advisory services to registered investment companies, the Advisor has been engaged in the investment advisory business providing investment advice to individuals, corporations and offshore investment funds since 1994. The Subadvisor, Dreman Value Advisors, Inc., has over eleven years of experience managing mutual funds.

Small Cap Securities
The Fund's investment primarily in smaller companies involves greater risk than investment in larger, more established companies. Investments in securities of companies with small market capitalizations are generally considered to offer greater opportunity for appreciation and to involve greater risks of depreciation than securities of companies with larger market capitalizations. Since the securities of companies with small capitalizations are not as broadly traded as those of companies with larger market capitalizations, these securities are often subject to wider and more abrupt fluctuations in market price.

Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks compared to larger capitalization stocks, and the greater sensitivity of small companies to changing economic conditions. In addition to exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Investors should therefore expect that the value of the Fund's shares may be more volatile than the shares of a fund that invests in larger capitalization stocks.

Short Sales Against-the-Box
The Fund may make short sales against-the-box, in which it sells securities short only if it owns or has the right to obtain without payment of additional consideration an equal amount of the same type of securities sold. Short selling against-the-box may defer recognition of gains or losses into a later tax period. This strategy is employed to protect the asset base in volatile markets.


Short Sales
The Fund may attempt to limit exposure to a possible decline in the market value of portfolio securities through short sales of securities which the Subadvisor believes possess volatility characteristics similar to those being hedged. The Fund also may use short sales in an attempt to realize gain. To effect a short sale, the Fund borrows a security from a brokerage firm to make delivery to the buyer. The Fund then is obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay the lender any accrued interest or dividends and may be required to pay a premium.

The Fund will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Fund may be required to pay in connection with a short sale. A short position may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

No short sale will be effected which will, at the time of making such short sale transaction, cause the aggregate market value of all securities sold short to exceed 25% of the value of the Fund's net assets.


                   Management of the Fund

The Board of Trustees
The Trust has a Board of Trustees that establishes the Fund's policies and oversees and reviews the management of the Fund. The day-to-day operations of the Fund are administered by the officers of the Trust and by the Advisor and Subadvisor pursuant to the terms of the Investment Advisory Agreement and Subadvisory Agreement, respectively. The Trustees review the various services provided by the Advisor and Subadvisor to ensure that the Fund's general investment policies and programs are being carried out and administrative services are being provided to the Fund in a satisfactory manner. Information pertaining to the Trustees and executive officers is set forth in the Statement of Additional Information.

The Investment Adviser
Beacon Global Advisors, Inc. (the "Advisor"), 8260 Greensboro Drive, Suite 250, McLean, Virginia 22102-3801, serves as the Fund's investment adviser and manager, and is an investment adviser registered as such under the Investment Advisers Act of 1940, as amended. The Advisor is a subsidiary of Beacon Global Advisors, Ltd. of Nassau, Bahamas, a company which designs and markets specialized global asset management programs for pension funds, endowments and foundations, and other institutional and high net worth individual investors. Beacon Global Advisors, Ltd. specializes in establishing offshore investment funds. The Advisor does not have any past experience managing U.S. mutual funds. As of December 31, 1996, the Advisor had discretionary authority with respect to approximately $72 million in assets.

The Advisor continuously reviews, supervises and administers the Fund's investment programs and implements its screening policy, subject to the supervision of, and policies established by, the Trustees of the Trust. The Advisor currently delegates certain of these services to the Subadvisor.

For its services as investment adviser, the Fund pays the Advisor a monthly fee which is calculated daily by applying an annual rate of 1.25% of the first $100 million of average daily net assets, 1.00% of average daily net assets from $100 million to $500 million, and 0.75% of average daily net assets over $500 million. From time to time, the Advisor may voluntarily waive all or a portion of its management fee and/or absorb certain expenses of the Fund without further notification of the commencement or termination of any such waiver or absorption. Any such waiver or absorption will have the effect of lowering the overall expense ratio of the Fund and increasing the Fund's overall return to investors at the time any such amounts are waived and/or absorbed. The Advisor has voluntarily agreed to waive all or a portion of its fee, and/or to reimburse expenses of the Fund to the extent necessary in order to limit net operating expenses for the first year of operations to an annual rate of not more than 1.95% of the Fund's average daily net assets. The Advisor reserves the right to terminate its voluntary fee waiver and reimbursement at any time at its sole discretion. Any amounts waived or reimbursed by the Advisor are subject to reimbursement by the Fund within the following three years, provided that the Fund is able to effect such reimbursement and remain in compliance with the expense limitation of 1.95%.

The Subadvisors
Zurich Investment Management, Inc. ("ZIM"), 222 South Riverside Plaza, Chicago, Illinois 60606 and Dreman Value Advisors, Inc. ("Dreman" or the "Subadvisor"), 280 Park Avenue, 40th Floor, New York, New York 10017-1216, are wholly owned subsidiaries of Zurich Kemper Investments, Inc. (formerly named Kemper Financial Services, Inc.)("ZKI"), which is one of the largest investment managers in the country and has been engaged in the management of investment funds for more than forty-eight years.

ZKI and its affiliates, including ZIM and Dreman, provide investment advice and manage investment portfolios for the Kemper Funds, affiliated insurance companies and other corporate, pension, profit-sharing and individual accounts representing approximately $80 billion under management.

Pursuant to a subadvisory agreement between ZIM and the Advisor, ZIM has entered into a subadvisory agreement with Dreman to provide an investment program for the Fund, subject to the supervision of the Advisor, in accordance with the objective and policies of the Fund. Dreman provides the Fund and the Advisor with investment research, advice, information and recommendations concerning securities to be acquired, held or sold by the Fund and places orders to implement those recommendations that survive the Advisor's screening criteria. For its services, ZIM receives from the Advisor and pays to Dreman, an annual fee of 0.50% of the first $50 million of average daily net assets; 0.35% of average daily net assets from $50 million to $100 million; and 0.25% of average daily net assets over $100 million.

While the Advisor has no previous experience managing U.S. registered investment companies, Dreman has managed mutual funds since 1985 and is currently responsible for investments with a market value over $3.8 billion.

The investment management team at Dreman responsible for overseeing all investments made by the Fund includes William F. Coughlin, CFA, James R. Neel, CFA and Christian C. Bertelsen. Their respective biographies follow.

William F. Coughlin, CFA, 39, Managing Director and Portfolio Manager, Dreman Value Advisors, Inc. Before joining Dreman Value Advisors, Inc. in 1988 and serving as a Portfolio Manager since that time, Mr. Coughlin spent seven years working for NYNEX Corporation. From 1980 to 1983 he was responsible for the financial planning and corporate finance activities at New England Telephone in Boston. Through 1986, he served as Investment Director for NYNEX's $12 billion pension fund. In that capacity he headed investment research, asset allocation and quantitative equity analysis, and managed the fund's $650 million in-house portfolio. He also served as Director of Investments for the NYNEX Foundation during his tenure. Mr. Coughlin received his BA and MBA degrees in Finance from Babson College.

James R. Neel, CFA, 53, President and Chief Executive Officer, Dreman Value Advisors, Inc. from 1995 to present. Prior thereto, Mr. Neel was an Executive Vice President and equity portfolio manager for ZIM institutional accounts. Mr. Neel joined ZKI in 1989 as chief equity portfolio strategist and was responsible for managing various equity mutual funds including Kemper Blue Chip Fund, Kemper Growth Fund and Kemper Retirement Fund Series. Mr. Neel received his BA and MBA degrees in Finance from Michigan State University.

Christian C. Bertelsen, 53, Chief Investment Officer, Dreman Value Advisors, Inc. from 1996 to present. Mr. Bertelsen has been Portfolio Manager of the Kemper-Dreman Contrarian Fund since March, 1996. Prior to that, Mr. Bertelsen was Senior Vice President of Eagle Asset Management, a subsidiary of Raymond James Financial Inc., where he managed institutional assets, a variable annuity for Bankers Trust, The Heritage Value Trust Mutual Fund, as well as assets for private individuals. Before joining Eagle Asset Management, Mr. Bertelsen was a Senior Vice President at Colonial Management Associates in Boston where he managed the Colonial Fund and headed Colonial Advisory Services. Mr. Bertelsen previously was a Senior Vice President and portfolio manager for Batterymarch Financial Management. Mr. Bertelsen is a member of the Investment Analysts Society of Boston and the AIMR. He received a BA degree in History and Economics from Boston University.

The Administrator
FPS Services, Inc. ("FPS"), 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903, serves as the Administrator pursuant to an agreement with the Fund. Under this agreement, FPS provides the Fund with administrative services including regulatory reporting, compliance filings, dissemination of certain information to the Fund's shareholders, and financial and management reporting. FPS also provides all necessary office space, equipment, personnel and facilities. Subject to an minimum annual fee of $55,000, FPS receives an annual fee, accrued daily and paid monthly, of 0.15% of the average daily net assets of the Fund for providing administrative services.

The Transfer Agent and Fund Accountant
As Transfer Agent, FPS maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. As Fund Accountant, FPS performs certain accounting and pricing services for the Fund, including the daily calculation of the Fund's net asset value per share.

The Custodian
The Bank of New York, 48 Wall Street, New York, New York 10286, serves as Custodian for the safekeeping of securities, cash and other assets of the Fund.

Fund Expenses
The Fund is responsible for all of its own expenses. Such expenses may include, but are not limited to: management fees; legal expenses; audit fees; printing costs (e.g. costs of printing annual reports, semi-annual reports and prospectuses which are distributed to existing shareholders); brokerage commissions for portfolio trades; registering and qualifying shares of the Fund for sale with the Securities and Exchange Commission and with various state securities commissions; the organization of the Fund; transfer agent, custodian and administrator fees; obtaining quotations of portfolio securities and pricing the Fund's shares; trade association dues; all costs associated with shareholder meetings and the preparation and dissemination of proxy materials (although the Fund is not required to hold annual shareholder meetings); liability insurance and fidelity bonds; fees for Trustees who are not officers, directors or employees of the Advisor; and any extraordinary and nonrecurring expenses which are not expressly assumed by the Advisor.

Portfolio Transactions and Brokerage
The Subadvisor will use its best efforts to obtain the best available price and most favorable execution with respect to all transactions of the Fund. Subject to policies established by the Board of Trustees, however, the Fund may pay a broker-dealer (other than the Advisor or Subadvisor) a commission for effecting a portfolio transaction for the Fund in excess of the amount of commission another broker-dealer would have charged if the Subadvisor determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such broker-dealer.
In selecting and monitoring broker-dealers and negotiating commissions, consideration will be given to a broker-dealer's reliability, the quality of its execution services on a continuing basis and its financial condition. All commissions paid are reviewed quarterly by the Board of Trustees of the Trust.

It is not the Fund's practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through brokers or dealers. However, the Subadvisor may place portfolio orders with qualified broker-dealers who recommend the Fund to clients, and may, when a number of brokers and dealers can provide best net results on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.

Portfolio Turnover
The Fund may purchase and sell securities without regard to the length of time the security is intended to be or has been held. A 100% turnover rate occurs, for example, if all of the Fund's portfolio securities are replaced during one year. High portfolio activity (100% or more) increases the Fund's transaction costs, including brokerage commissions. The Fund anticipates that the portfolio turnover generally will not exceed 100% annually.

                     Distribution Plan

The Board of Trustees of the Trust has adopted a distribution plan (the "Distribution Plan") for the shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. As provided in the Distribution Plan, the Fund will pay an annual fee up to 0.25% of the average daily net assets of the Fund to the Distributor. From this amount, the Distributor may make payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies, investment counselors, and broker-dealers who assist in the distribution of the shares of the Fund or provide services with respect to shares of the Fund, pursuant to service agreements with the Fund. The Distribution Plan is characterized as a compensation plan because the distribution fee will be paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor or the amount of payments made to financial institutions and intermediaries. The Fund intends to operate the Distribution Plan in accordance with its terms and within the rules of the National Association of Securities Dealers, Inc. (the "NASD") concerning sales charges.

The fees paid to the Distributor under the Distribution Plan are subject to review and approval by the Trust's independent Trustees who have the authority to reduce the fees or terminate the Distribution Plan at any time. All payments made pursuant to the Distribution Plan shall be made for the purpose of selling shares issued by the Fund or servicing shareholder accounts.


                   How to Purchase Shares

General
Shares of the Fund may be purchased from the Fund at the net asset value next determined after receipt by the Fund's transfer agent, FPS Services, Inc. (the "Transfer Agent"), of a purchase order in proper form. There is no sales load in connection with the purchase of shares. Shares of the Fund are offered only to residents of states in which the shares are registered or qualified for sale.

Purchase orders for shares of the Fund that are received by the Transfer Agent in proper form by the close of the New York Stock Exchange ("NYSE")(currently 4:00 p.m. Eastern time), on any day that the NYSE is open for trading, will be purchased at the Fund's next determined net asset value. Orders for Fund shares received after 4:00 p.m. Eastern time will be purchased at the net asset value determined on the following business day.

The Fund reserves the right to reject any purchase order or suspend the offering of shares of the Fund. The Fund also reserves the right to vary the initial and subsequent investment minimums, or to waive the minimum investment requirements for any investor. The Fund will not accept for a purchase order a check which has been endorsed by a third party.

Purchases By Mail
Before shares of the Fund may be purchased for the first time, please complete the application accompanying this Prospectus and mail it to the Transfer Agent, together with a check payable to "The Cruelty Free Value Fund." The check or money order and application should be mailed to FPS Services, Inc, 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903. If this is an initial purchase, please send a minimum of $1,000 (also $1,000 for IRA and SEP accounts).

Purchases By Wire Transfer
Before making an initial investment by wire, an investor must first telephone the Transfer Agent at (800) 892-9626 or (610) 239-4600 in order to be assigned an account number. The investor's name, account number, taxpayer identification number or Social Security number and address must be specified in the wire. In addition, an account application should be promptly forwarded to: FPS Services, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903. Shareholders having an account with a commercial bank that is a member of the Federal Reserve System may purchase shares of the Fund by requesting their bank to transmit funds by wire to: United Missouri Bank KC N.A., ABA #10-10-00695/Attention: FPS Services, Inc., A/C 98-7037-071-9/FBO "The Cruelty Free Value Fund", along with the shareholder's name and account number as specified on the shareholder's account registration.

Additional investments may be made at any time through the wire procedures described above, which must include a shareholder's name and account number. The shareholder's bank may impose a fee for investments by wire. The Fund will not be responsible for the consequence of delays, including delays in the banking or Federal Reserve wire systems.

Purchases Through Broker-Dealers
The Fund may accept telephone orders only from brokers, financial institutions or service organizations that have been previously approved by the Fund. It is the responsibility of such brokers, financial institutions or service organizations to promptly forward purchase orders and payments for the same to the Fund. Brokers, financial institutions, service organizations, banks and bank trust departments through which an investor purchases shares of the Fund, may charge the shareholder a transaction fee or other fee for their services at the time of purchase.

Wire orders for shares of the Fund received by dealers prior to 4:00 p.m. Eastern time, and received by the Transfer Agent before 5:00 p.m. Eastern time on the same day, are confirmed at that day's net asset value. Orders received by dealers after 4:00 p.m. Eastern time are confirmed at the net asset value on the following business day. It is the dealer's obligation to place the order with FPS before 5:00 p.m. Eastern time.

Subsequent Investments
Once an account has been opened, subsequent purchases may be made by mail, bank wire, automatic investing or direct deposit. The minimum for subsequent investments is $100 for all accounts.

When making subsequent investments by mail, please return the bottom portion of a previous confirmation with your investment in the envelope that is provided with each confirmation statement. Your check should be made payable to "The Cruelty Free Value Fund" and mailed to FPS Services, Inc., P.O. Box 412797, Kansas City, Missouri 64141-2797. Orders to purchase shares are effective on the day the Transfer Agent receives your check or money order.

All investments must be made in U.S. dollars and, to avoid fees and delays, checks must be drawn only on banks located in the United States. A charge (minimum of $20) will be imposed if any check used for the purchase of shares is returned. Investors who purchase Fund shares by check or money order may not receive redemption proceeds until there is reasonable belief that the check has cleared, which may take up to fifteen calendar days after the purchase date. The Fund and the Transfer Agent each reserves the right to reject any purchase order in whole or in part. The Fund and the Transfer Agent will not accept checks which have been endorsed by a third party.

Automatic Investment Plan
Once an account has been opened, a shareholder can make additional purchases of shares of the Fund through an automatic investment plan. An investor may authorize the automatic withdrawal of funds from his or her bank account by opening his or her account with a minimum of $1,000 and completing the appropriate section on the new account application enclosed with this Prospectus. Subsequent monthly investments are subject to a minimum required amount of $50. The automatic deductions may be made on the 10th, 15th or 20th of the month and may be made monthly, quarterly, semi-annually or annually.

                    How to Redeem Shares

Shareholders may redeem their shares of the Fund without being subject to any redemption charge on any business day that the NYSE is open for business. Redemptions will be effective at the current net asset value per share next determined after the receipt by the Transfer Agent of a redemption request meeting the requirements described below.

Redemption By Mail
Shareholders may redeem their shares by submitting a written request for redemption to FPS Services, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903.

A written redemption request to the Transfer Agent must be in good order, which means that it must: (i) identify the shareholder's account name and account number; (ii) state the number of shares or dollar amount to be redeemed and (iii) be signed by each registered owner exactly as the shares are registered. To prevent fraudulent redemptions, a signature guarantee for the signature of each person in whose name an account is registered is required for all written redemption requests exceeding $10,000 or where proceeds are to be mailed to an address other than the address of record. A guarantee may be obtained from any commercial bank, credit union, member firm of a national securities exchange, registered securities association, clearing agency or savings and loan association. A credit union must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution that participates in a signature guarantee program. Notary public endorsement will not be accepted. The Transfer Agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians and retirement plans.

A redemption request will not be deemed to be properly received until the Transfer Agent receives all required documents in proper form. Questions with respect to the proper form for redemption requests should be directed to the Transfer Agent at (800) 892-9626 or (610) 239-4600.

Redemption By Telephone
Shareholders who have so indicated on the application, or have subsequently arranged in writing to do so, may redeem shares by calling the Transfer Agent at (800) 892-9626 or (610) 239-4600 during normal business hours. In order to arrange for redemption by wire or telephone after an account has been opened, or to change the bank or account designated to receive redemption proceeds, a written request with a signature guarantee must be sent to the Transfer Agent at the address listed above, under the caption "Redemption By Mail."

The Fund reserves the right to refuse a wire or telephone redemption if it is believed advisable to do so. Procedures for redeeming Fund shares by wire or telephone may be modified or terminated at any time.

During periods of unusual economic or market changes, telephone redemptions may be difficult to implement. In such event, shareholders should follow the procedures for redemption by mail.

General Redemption Information
A redemption request will not be deemed to be properly received until the Transfer Agent receives all required documents in proper form.
If you have any questions with respect to the proper form for redemption requests you should contact the Transfer Agent at (800) 892-9626 or (610) 239-4600.

Redemptions will be processed only on a business day during which the NYSE is open for business. Redemptions will be effective at the current net asset value per share next determined after the receipt by the Transfer Agent of a redemption request meeting the requirements described above. The Fund may, however, delay mailing the proceeds of a redemption until it is reasonably satisfied that the check used to pay for the shares has cleared, which may take up
to 15 days after the purchase date.   Payment may also be made by
wire directly to any bank previously designated by an investor on his or her new account application. There is a $9.00 charge for redemptions made by wire to domestic banks. Wires to foreign or overseas banks may be charged at higher rates. It should also be noted that banks may impose a fee for wire services. In addition, there may be fees for redemptions made through brokers, financial institutions and service organizations.

Except as noted below, redemption requests received in proper form by the Transfer Agent prior to the close of regular trading hours on the NYSE on any business day on which the Fund calculates its net asset value are effective as of that day. Redemption requests received after the close of the NYSE will be effected at the net asset value per share determined on the next business day following receipt.

The Fund will satisfy redemption requests for cash to the fullest extent feasible, as long as such payments would not, in the opinion of the Board of Trustees, result in the need for the Fund to sell assets under disadvantageous conditions or to the detriment of the remaining shareholders of the Fund. Pursuant to the Fund's Trust Instrument, however, payment for shares redeemed may also be made in-kind, or partly in cash and partly in-kind.

The Fund has elected, pursuant to Rule 18f-1 under the 1940
Act to redeem its shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund, during any 90 day period for any one shareholder. Any portfolio securities paid or distributed in-kind would be in readily marketable securities and valued in the manner described below. See "Net Asset Value." In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as brokerage commissions, on the sale or other disposition of the securities received from the Fund. In-kind payments need not constitute a cross-section of the Fund's portfolio.

The Fund may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (1) trading on the NYSE is restricted or the NYSE is closed, other than customary weekend and holiday closings; (2) the Securities and Exchange Commission has, by order, permitted such suspension; (3) an emergency exists, as defined by rules of the Securities and Exchange Commission, making disposal of portfolio investments or determination of the value of the net assets of the Fund not reasonably practicable.

Shares of the Fund may be redeemed through certain brokers, financial institutions, service organizations, banks, and bank trust departments who may charge the investor a transaction or other fee for their services at the time of redemption. Such additional transaction fees would not otherwise be charged if the shares were redeemed directly from the Fund.

Minimum Balances
Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to involuntarily redeem shares in any account at its then current net asset value (which will be promptly paid to the shareholder) if at any time the total investment does not have a value of at least $500 as a result of redemptions, but not market fluctuations. A shareholder will be notified that the value of his or her account is less than the required minimum and such shareholder will be allowed at least 60 days to bring the value of his or her account up to the minimum before the redemption is processed.

Telephone Purchases
The Fund only accepts telephone purchases from brokers, financial institutions or service organizations; individuals are not able to make purchases by telephone.

Telephone Redemptions
Shareholders who wish to redeem their shares by telephone must first elect the option, as described above. Neither the Fund nor any of its service contractors will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. In this regard, the Fund and the Transfer Agent require personal identification information before accepting a telephone redemption. To the extent that the Fund or the Transfer Agent fails to use reasonable procedures to verify the genuineness of telephone instructions, the Fund may be liable for losses due to fraudulent or unauthorized instructions. The Fund reserves the right to refuse a telephone redemption if it is believed advisable to do so. Written confirmation will be provided for all redemption transactions initiated by telephone. Proceeds from a telephone redemption shall only be sent to the shareholder's address of record or wired to the shareholder's bank account on file with the Transfer Agent.


                              NET ASSET VALUE

The net asset value per share is calculated as of the date of this Prospectus, once daily as of the close of regular trading on the NYSE, currently 4:00 p.m. Eastern time. Currently, the NYSE is closed on the following holidays or days on which the following holidays are observed: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities, and dividing by the total number of outstanding shares. Expenses are accrued daily and applied when determining the net asset value. The Fund's equity securities are valued based on market quotations or, when no market quotations are available, at fair value as determined in good faith by, or under the direction of, the Board of Trustees. Market quotations are generally the last reported sales price on the principal exchange on which the security trades, or if no sale price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith by the Board of Trustees.

Securities are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Trustees.

Short-term investments having a maturity of 60 days or less are valued at amortized cost, which the Board of Trustees believes represents fair value. When a security is valued at amortized cost, it is valued at its cost when purchased, and thereafter by assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Board of Trustees.

                    DIVIDENDS AND TAXES

Dividends

The Fund intends to distribute its net investment income, if any, annually. Any net gain realized from the sale of portfolio securities also will be distributed at least annually unless it is used to offset losses carried forward from prior years, in which case no such gain will be distributed. Such income dividends and capital gain distributions are reinvested automatically in additional shares at net asset value, unless a shareholder elects to receive them in cash. Distribution options may be changed by writing to the Fund any time prior to the dividend record date.

Any check tendered in payment of dividends or other distributions which cannot be delivered by the post office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then current net asset value, and the dividend option may be changed from cash to reinvest. Dividends are reinvested on the ex-dividend date at the net asset value determined at the close of business on that date. Dividends and distributions are treated the same for tax purposes whether received in cash or reinvested in additional shares. Please note that shares purchased shortly before the record date for a dividend or distribution may have the effect of returning capital although such dividends and distributions are subject to taxes.

Taxes
The Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which will relieve the Fund of any liability for federal income tax to the extent that its earnings and net realized capital gains are distributed to shareholders. To so qualify, the Fund will, among other things, limit its investments so that, at the close of each quarter of its taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of any single issuer and (ii) with respect to at least 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of any single issuer, and the Fund will not own more than 10% of the outstanding voting securities of any single issuer.

An investment in the Fund has certain tax consequences, depending on the type of account. The Fund intends to distribute all of its net investment income and net realized gains to shareholders. Distributions are subject to federal income tax and may also be subject to state and local income taxes. Distributions are generally taxable when they are paid, whether in cash or by reinvestment in additional shares, except that distributions declared in October, November or December and paid in the following January are taxable as if they were paid on December 31. If you have a qualified retirement account, taxes are generally deferred until distributions are made from the retirement account.

For federal income tax purposes, income dividends and short-term capital gain distributions are taxed as ordinary income. Distributions of net capital gains (the excess of net long-term capital gain over net short-term capital loss) are usually taxed as long-term capital gains, regardless of how long a shareholder has held the Fund's shares. The tax treatment of distributions of ordinary income or capital gains will be the same whether the shareholder reinvests the distributions or elects to receive them in cash.

Shareholders may be subject to a 31 percent back-up withholding on reportable dividend and redemption payments if a certified taxpayer identification number is not on file with the Fund, or if to the Fund's knowledge, an incorrect number has been furnished. An individual's taxpayer identification number is his/her social security number.

Shareholders will be advised annually of the source and tax status of all distributions for federal income tax purposes. Information accompanying a shareholder's statement will show the portion of those distributions that are not taxable in certain states. Further information regarding the tax consequences of investing in the Fund is included in the Statement of Additional Information. The above discussion is intended for general information only. Investors should consult their own tax advisers for more specific information on the tax consequences of particular types of distributions.

The Fund intends to make sufficient distributions prior to the end of each calendar year in order to avoid liability for federal excise tax.

Sale or redemption of the Fund's shares is a taxable event to the shareholder.


                  PERFORMANCE INFORMATION

Performance information such as total return for the Fund may be quoted in advertisements or in communications to shareholders. Such performance information may be useful in reviewing the performance of the Fund and for providing a basis for comparison with other investment alternatives. However, because the net investment return of the Fund changes in response to fluctuations in market conditions, interest rates and Fund expenses, any given performance quotation should not be considered representative of the Fund's performance for any future period. The value of an investment in the Fund will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

The Fund's total return is the change in value of an investment in the Fund over a particular period, assuming that all distributions have been reinvested. Thus, total return reflects not only income earned, but also variations in share prices at the beginning and end of the period. Average annual return reflects the average percentage change per year in the value of an investment in the Fund. Aggregate total return reflects the total percentage change over the stated period. Please refer to the Statement of Additional Information for more information on performance.

                    GENERAL INFORMATION

The Trust
The Trust is an open-end management investment company organized as a business trust under the laws of the State of Delaware. The Trust is organized to offer separate series of shares and is currently offering a single series of shares called The Cruelty Free Value
Fund.

Trustees and Officers of the Fund
The Trustees of the Fund oversee the operation of the Fund. The officers of the Fund who are employees or officers of the Advisor serve without compensation from the Fund.

Description of Shares
The Trust is authorized to issue an unlimited number of shares of beneficial interest with no par value. Shares of the Fund represent equal proportionate interests in the assets of the Fund only, and have identical voting, dividend, redemption, liquidation and other rights. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other right to subscribe to any additional shares. Currently, there is one class of shares issued by the Fund. The validity of the shares of beneficial interest offered by this prospectus will be passed on by Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, DC 20036-1800. All accounts will be maintained in book entry form and no share certificates will be issued.

Voting Rights
A shareholder is entitled to one vote for each full share held and a fractional vote for each fractional share held. All shares of the Fund participate equally in regard to dividends, distributions, and liquidations with respect to the Fund. Shareholders do not have preemptive, conversion or cumulative voting rights.

Shareholder Meetings
The Trustees are not required, and do not intend, to hold annual meetings of shareholders. The Trustees have undertaken to the SEC, however, that they will promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested to do so by holders of not less than 10% of the outstanding shares of the Fund. In addition, subject to certain conditions, shareholders of the Fund may apply to the Fund to communicate with other shareholders to request a shareholders' meeting to vote upon the removal of a Trustee or Trustees.

Shareholder Reports and Inquiries
The Fund issues unaudited financial information semiannually and audited financial statements annually. Shareholder inquiries should be addressed to the Fund c/o Beacon Global Advisors, Inc., 8260 Greensboro Drive, Suite 250, McLean, Virginia 22102-3801 (800) 662-9992 or (703) 883-0865. Purchase and redemption transactions should be made through the Transfer Agent by calling (800) 892-9626 or (610) 239-4600.

                  ACCOUNT APPLICATION FORM
                THE CRUELTY FREE VALUE FUND

A. Initial Investment
   Indicate amount of investment:
   The minimum initial investment is $1,000 and subsequent purchases must be at least $100. Amount of Investment: $____________

__ Enclosed is my check (payable to The Cruelty Free Value Fund)
__ Bank wire sent (Instructions to be provided upon establishment of account)


B. REGISTRATION (Please Print)
(Complete one)
__Individual (Use line 1)   __Joint Account (use lines 1 & 2)
__Gift/Transfer to Minor (Use lines 3, 4, & 5)
__Corporations, Partnerships, Trusts and Others (Use lines 6 & 7)


1.  Individual

   First name          Middle Initial              Last Name
   Social Security #         U.S. Citizen __ Yes   __ No


2. Joint Tenant

   First Name         Middle Initial           Last Name
   Social Security #          U.S. Citizen __ Yes   __ No
                              Country of Citizenship
   Check one: __ Joint Tenancy (Right of Survivorship)
              __ Tenants in Common



3. Uniform Gift/Transfer to Minors

   Name of Custodian (name one only)

4. Minor's Name

5. Under the ___________ UGMA/UTMA
                 State

   As Custodian For (name one only)       Minor's Social Security #


6. Corporations, Partnerships, Trusts and Others
   Corporation or Entity name ___________________
   Please attach a copy of a Corporate Resolution
   Tax ID Number _________________

7.  Type of Registration
    __ Corporation   __ Partnership   __ Other sponsored IRA &
Retirement Plans __ Other

C. MAILING ADDRESS

 ____________________________________________________________________
   Street Address & Apt. #       City      State               Zip

   Daytime Phone Number (     )
   Evening Phone Number (     )

Duplicate Confirmation Statement sent to:___________________________

__ Please check here if this is a modification to an existing account. Existing account number: ______________.


D. DIVIDEND OPTIONS
   Check one only: if none are checked all dividend income and capital gains, if any, will be reinvested.

  [ ] All dividend income and capital gains reinvested.

   [ ] All dividend income and capital gains paid by check.

  [ ] Dividend income paid by check and capital gains reinvested.



E. TELEPHONE PRIVILEGE
     Proceeds of telephone redemption requests are paid by check and mailed to the address of record or wired to your bank account.

       I (we)authorize FPS Services to act upon instructions received by telephone from me (us) to redeem shares. Neither the Fund nor FPS Services will be liable for properly acting upon telephone instructions believed to be genuine. Please attach a voided personal check and complete below.

__________________________________________________________________
Name of Bank   City   State                 Branch Office

____________________________________________________________________
 Bank Routing Number                        Bank Account Number


F. CUSTOMER AGREEMENT

1. I(we) have full right, power, authority and legal capacity, and am(are) of legal age in my (our) state of residence to purchase shares of the Fund. I (We) affirm that I (we) have received and read the current prospectus of the Fund and agree to its terms. I(We) understand the investment objectives and program, and have determined that the Fund is a suitable investment, based upon my (our) investment needs and financial situation. I(We) agree that FPS Services or any of their affiliate officers, directors or employees will not be liable for any loss, expense or cost for acting upon any instructions or inquiries believed genuine.

2. I(We) understand and acknowledge that a return on the selected fund(s) is not guaranteed.

3. This Agreement shall be governed by the laws of the Commonwealth of Pennsylvania.


G.  SIGNATURES

Taxpayer Identification Number Certification. Under penalties of perjury, I(we) certify the following:

1. I(We) certify that the number shown on this form is my(our) correct tax identification number.

2. I(We) am not (are not) subject to back-up withholding as a result of a failure to report all interest and dividends, or the Internal Revenue Service has notified me (us) that I (we) are no longer subject to back-up withholding.

The Internal Revenue Service does not require your consnt to any provisions of this document other than the certifications required to avoid back-up withholding.


 __________________________________________________   _____
 Signature  [ ] Owner     [ ] Custodian                Date
  [ ] Trustee

  __________________________________________________    ______
  Signature of Joint Owner (if applicable)               Date

__ Check box if you have been notified by the IRS that you are subject to back-up withholding.


Mail completed application forms to:

    The Cruelty Free Value Fund
    FPS Services, Inc.
    3200 Horizon Boulevard
    P.O. Box 61503
    King of Prussia, PA 19406-0903

For assistance call (800) 892-9626

                    INVESTMENT ADVISER

               Beacon Global Advisors, Inc.
             8260 Greensboro Drive, Suite 250
               McLean, Virginia 22102-3801
                      (800) 662-9992
                      (703) 883-0865


                       DISTRIBUTOR

               Beacon Global Advisors, Inc.
             8260 Greensboro Drive, Suite 250
               McLean, Virginia 22102-3801
                      (800) 662-9992
                      (703) 883-0865


                   SHAREHOLDER SERVICES

                    FPS Services, Inc.
             3200 Horizon Drive, P.O. Box 61503
           King of Prussia, Pennsylvania 19406-0903
                      (800) 892-9626
                      (610) 239-4600


                        CUSTODIAN

                   The Bank of New York
                      48 Wall Street
                    New York, New York


                      LEGAL COUNSEL

                Kirkpatrick & Lockhart LLP
             1800 Massachusetts Avenue, N.W.
                Washington, DC 20036-1800


                         AUDITORS

                    Ernst & Young LLP
               1225 Connecticut Avenue, N.W.
                   Washington, DC 20036


             For Additional Information about
       The Cruelty Free Value Fund call (800) 892-9626 http://www.crueltyfree.com

               THE CRUELTY FREE VALUE FUND


           STATEMENT OF ADDITIONAL INFORMATION




                       April 8, 1997




This Statement of Additional Information dated April 8, 1997 is not a prospectus but should be read in conjunction with the Prospectus describing The Cruelty Free Value Fund (the "Fund") dated April 8, 1997. The Prospectus may be amended or supplemented from time to time. No investment in shares should be made without first reading the Prospectus. This Statement of Additional Information is intended to provide additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus. A copy of the Prospectus may be obtained without charge from Beacon Global Advisors, Inc. (the "Advisor" and "Distributor") at the address and telephone number below.


Distributor:                            Investment Advisor:

Beacon Global Advisors, Inc.         Beacon Global Advisors, Inc.
8260 Greensboro Drive, Suite 250     8260 Greensboro Drive, Suite 250
McLean, Virginia 22102-3801          McLean, Virginia 22102-3801
(800) 662-9992                            (800) 662-9992
(703) 883-0865                            (703) 883-0865

No person has been authorized to give any information or to make any representations not contained in this Statement of Additional Information or in the Prospectus in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or its distributor. The Prospectus does not constitute an offering by the Trust or by the distributor in any jurisdiction in which such offering may not lawfully be made.

                     TABLE OF CONTENTS

                                                       Page




The Trust and the Fund . . . . . . . . . . . . . . . . . . 34

Investment Policies and Techniques . . . . . . . . . . . . 34
   Common Stock. . . . . . . . . . . . . . . . . . . . . . 34
   Preferred Stock . . . . . . . . . . . . . . . . . . . . 34
   Securities Lending. . . . . . . . . . . . . . . . . . . 35
   Illiquid Securities . . . . . . . . . . . . . . . . . . 35
   Short Sales . . . . . . . . . . . . . . . . . . . . . . 35
   Rule 144A Securities. . . . . . . . . . . . . . . . . . 35
   Borrowing . . . . . . . . . . . . . . . . . . . . . . . 35
   Other Investments . . . . . . . . . . . . . . . . . . . 35

Investment Restrictions. . . . . . . . . . . . . . . . . . 36

Investment Advisory and Other Services
   Investment Advisory Agreement . . . . . . . . . . . . . 37
   Sub-Advisory Agreements.. . . . . . . . . . . . . . . . 38
   Administrator, Transfer Agent and Fund Accountant . . . 38
   Distributor . . . . . . . . . . . . . . . . . . . . . . 39

Trustees and Officers. . . . . . . . . . . . . . . . . . .40

Net Asset Value. . . . . . . . . . . . . . . . . . . . . .44

Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . .45
   Federal Income Tax. . . . . . . . . . . . . . . . . . .45

Portfolio Transactions . . . . . . . . . . . . . . . . . .45

Performance Information
   In General. . . . . . . . . . . . . . . . . . . . . . .46
   Total Return Calculation. . . . . . . . . . . . . . . .47
   Performance and Advertisements  . . . . . . . . . . . .48

Other Information. . . . . . . . . . . . . . . . . . . . .48

Financial Statements . . . . . . . . . . . . . . . . . . .49

                  THE TRUST AND THE FUND

This Statement of Additional Information relates to The Cruelty Free Value Fund (the "Fund"), a separate series of Beacon Global Advisors Trust (the "Trust"), a diversified, open-end management company established on August 29, 1996 under Delaware law as a Delaware business trust. The Trust Instrument permits the Trust to offer separate series of shares of beneficial interest. The Trust currently is comprised of one series, which offers its shares through one class of shares. To the extent that the Trust is a newly formed entity, it has no prior history.

Much of the information contained in this Statement of Additional
Information expands upon subjects discussed in the Prospectus. No investment in shares of the Fund should be made without first reading the Prospectus.

             INVESTMENT POLICIES AND TECHNIQUES

The following supplements the information contained in the Prospectus for the Fund regarding the permitted investments and risk factors and the investment objective and policies of the Fund. Although the Fund may engage in or purchase the securities or investment practices noted below, the Fund has no current intention to lend securities, purchase illiquid securities, purchase Rule 144A securities or borrow securities during the coming year.

Common Stock
Common stock is defined as shares of a corporation that entitle the holder to a pro rata share of the profits of the corporation, if any, without a preference over any other shareholder or class of shareholders, including holders of the corporation's preferred stock and other senior equity. Common stock usually carries with it the right to vote, and frequently, an exclusive right to do so. Holders of common stock also have the right to participate in the remaining assets of the corporation after all other claims, including those of debt securities and preferred stock, are paid.

Preferred Stock
Generally, preferred stock receives dividends prior to distributions on common stock and usually has a priority of claim over common stockholders if the issuer of the stock is liquidated. Unlike common stock, preferred stock does not usually have voting rights; preferred stock, in some instances, is convertible into common stock. In order to be payable, dividends on preferred stock must be declared by the issuer's Board of Directors or Trustees. Dividends on the typical preferred stock are cumulative, causing dividends to accrue even if not declared by the issuer. There is, however, no assurance that dividends will be declared by the issuers of the preferred stocks in which the Fund invests.

Securities Lending
The Fund may lend portfolio securities to broker-dealers and financial institutions provided that (1) the loan is secured continuously by collateral marked-to-market daily, and maintained in an amount at least equal to the current market value of the securities loaned; (2) the Fund may call the loan at any time and receive the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities and (4) the aggregate market value of securities loaned by the Fund will not at any time exceed 33% of the total assets of the Fund.

Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral. Therefore, the Fund will only enter into portfolio loans after a review by the Advisor, under the supervision of the Board of Trustees, including a review of the creditworthiness of the borrower. Such reviews will be monitored on an ongoing basis.

Illiquid Securities
The Board of Trustees has delegated the function of making day-to-day determinations of liquidity to the Advisor or Subadvisor pursuant to guidelines approved by the Board of Trustees. The Advisor will monitor the liquidity of securities held by the Fund, and report periodically on such determinations to the Board of Trustees. The Fund will not invest more than 15% of its net assets in illiquid securities (securities that may not be sold within seven days at approximately the price used in determining the net asset value of Fund shares), including restricted securities. See "Rule 144A Securities" below.

Short Sales
To secure the Fund's obligation to replace any borrowed security, it will place in a segregated account, an amount of cash or liquid securities equal to the difference between the market value of the securities sold short at the time of the short sale, and any cash or liquid securities originally deposited with the broker in connection with the short sale (excluding the proceeds of the short sale). The Fund will thereafter maintain daily the segregated amount at such a level that the amount deposited in it plus the amount originally deposited with the broker as collateral will equal the greater of the current market value of the securities sold short, or the market value of the securities at the time they were sold short.

Rule 144A Securities
The Fund may invest in securities that are exempt from the registration requirements of the Securities Act of 1933 pursuant to Securities Exchange Commission ("SEC") Rule 144A. Those securities, purchased pursuant to Rule 144A, are traded among qualified institutional buyers, and may be subject to the Fund's limitation on illiquid investment.

Investing in securities under Rule 144A could have the effect of increasing the levels of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. The Fund will limit its investments in securities of issuers which the Fund is restricted from selling to the public without registration under the Securities Act of 1933 to no more than 5% of the Fund's net assets, excluding restricted securities eligible for resale pursuant to Rule 144A that have been determined to be liquid by the Fund's Board of Trustees.

Borrowing
The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. The Fund will not purchase securities while its borrowings exceed 5% of its total assets. The Fund has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank with the required asset coverage of at least 300%.

Other Investments
Subject to prior disclosure to shareholders, the Board of Trustees may, in the future, authorize the Fund to invest in securities other than those listed here and in the prospectus, provided that such investment would be consistent with the Fund's investment objective, and that it would not violate any fundamental investment policies or restrictions applicable to the Fund.


                  INVESTMENT RESTRICTIONS

The investment restrictions set forth below are fundamental restrictions and may not be changed without the approval of a majority of the outstanding voting shares (as defined in the 1940
Act) of the Fund. Unless otherwise indicated, all percentage limitations listed below apply only at the time of the transaction. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in the Fund's total assets will not be considered a violation.

Except as set forth under "INVESTMENT OBJECTIVE AND POLICIES" and "DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS" in the
Prospectus, the Fund may not:

    1. as to 75% of the Fund's total assets, invest more than 5% of its total assets in the securities of any one issuer. (This limitation does not apply to cash and cash items, securities of investment companies, and obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities).

    2. invest 25% or more of the value of the Fund's total assets in one particular industry.

    3. issue senior securities or borrow money, except the Fund may borrow from banks (i) for temporary or emergency purposes in an amount not exceeding 5% of the Fund's assets or (ii) to meet redemption requests that might otherwise require the untimely disposition of portfolio securities, in an amount up to 33% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowing exceeds 5% of the value of the Fund's total assets, the Fund will not purchase securities. Interest paid on borrowing will reduce net income.

    4. pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 33% of the value of its net assets but only to secure borrowing for temporary or emergency purposes, such as to effect redemptions.

    5. make loans, except through loans of securities, provided that, for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interest therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

    6. engage in the business of underwriting the securities of others, except to the extent that the Fund might be considered an underwriter under the Federal securities laws in connection with its disposition of securities.

    7. purchase or sell real estate (except that investments in securities of issuers that invest in real estate or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner).

    8. purchase or sell commodities or commodity futures contracts unless acquired as a result of owning securities or other instruments.

The following investment limitations, which are not fundamental and may be changed by the Fund's Board of Trustees without shareholder approval, provide that the Fund may not:

     (i) purchase securities on margin.
    (ii) purchase securities of other investment companies.
   (iii) invest or sell interests in oil, gas or other mineral exploration or development programs or leases.



           INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisory Agreement
The Fund and the Advisor have entered into an investment advisory agreement (the "Investment Advisory Agreement"). The Investment Advisory Agreement provides that the Advisor shall not be protected against any liability to the Fund or its shareholders if it has engaged in conduct constituting willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The continuance of the Investment Advisory Agreement, after the first two years, must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of Fund, and
(ii) by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement will terminate if assigned, and is terminable at any time without penalty by the Trustees of the Fund, or by a majority of the outstanding shares of the Fund on 60 days' written notice to the Advisor.

Subadvisory Agreements
The Advisor has entered into a Subadvisory Agreement with Zurich Investment Management, Inc. ("ZIM") and ZIM has entered into a Subadvisory Agreement with Dreman Value Advisors, Inc. ("Dreman" or the "Subadvisor") to assist in the selection and management of the Fund's investment securities. It is the responsibility of the Subadvisor, under the direction of the Advisor, to make the day-to-day investment decisions for the Fund, and to place the purchase and sale orders for the portfolio transactions of the Fund, consistent with the Animal Policy established by the Advisor and subject to the general direction of the Advisor. The Advisor will review proposed investments and the portfolio to ensure compliance with the Fund's guidelines regarding the humane treatment of animals and will instruct the Subadvisor as to how to implement these guidelines.

For its services, ZIM receives from the Advisor and pays to Dreman an annual fee equal to 0.50% of the first $50 million of the Fund's average daily net assets, 0.35% of the Fund's average daily net assets from $50 million to $100 million, and 0.25% of the Fund's average daily net assets in excess of $100 million.

The continuance of the respective subadvisory agreements, after the first two years, must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of Fund, and (ii) by the vote of a majority of the Trustees who are not parties to the respective subadvisory agreements or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The subadvisory agreement between ZIM and the Advisor will terminate if assigned, and is terminable at any time without penalty by the Advisor, ZIM or by the Trustees of the Fund, or by a majority of the outstanding shares of the Fund on 60 days' written notice to the Advisor, Zim or the Fund. The subadvisory agreements among the Advisor, Zim and Dreman terminate by operation of law if assigned, and may be terminated at any time without penalty by ZIM, Dreman or the Advisor on 60 days' written notice by any party. The subadvisory agreement between ZIM and Dreman will automatically terminate in the event of the termination of the subadvisory agreement between ZIM and the Advisor.


Service Provider to the Trust

FPS Services, Inc. ("FPS"), 3200 Horizon Drive, P.O. Box 61503, King of Prussia, Pennsylvania 19406-0903 has been engaged by the Trust to provide most of the back office services on the Trust's behalf. Pursuant to an agreement entitled "Multiple Services Agreement" (the "Agreement"), FPS provides the services commonly and separately referred to as: Fund Administration, Fund Accounting, Transfer Agency and Custody Administration. The Agreement was approved by the Board of Trustees at the organizational meeting of the Trust which was held on January 27, 1997. The management of the Trust oversees FPS in the fulfillment of its obligations under the Agreement and FPS reports to the Board on a quarterly basis with regard to those obligations.

Included among the many tasks which FPS performs on behalf of the Trust are:
(1) coordination and monitoring, through the Fund Administration function the activities of any other third party service provider providing services to the Fund (e.g. the Fund's independent auditors, printers, etc.);
(2) providing the Fund with necessary office space, telephones and other communications facilities and personnel competent to perform the responsibilities under the Agreement;
(3) maintenance of such books and records of the Fund as may be required by applicable federal or state law;
(4) prepares and, after approval by the Fund, files and arranges for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law;
(5) prepares and, after approval by the Fund, arranges for the filing of such registration statements and other documents with the U.S. Securities and Exchange Commission and any other federal or state regulatory authorities as may be required by applicable law;
(6) reviews and submits to the officers of the Fund for their approval invoices or other requests for payment of the Fund's expenses and instructs the Custodian to issue checks in payment thereof; and
(7) takes such other action with respect to the Fund as may be deemed necessary by FPS to appropriately perform its duties under the Agreement.

Pursuant to the Agreement, FPS receives a fee for performing Administrative Services at the greater of a flat fee of $55,000 as compared to an asset based fee computed at the annual rate of 0.15% of the first $50 million of total average net assets, 0.10% of the next $50 million of total average net assets and 0.05% of total net assets in excess of $100 million.

FPS also receives fees under the Agreement for providing the other services mentioned.

Distributor
Beacon Global Advisors, Inc. serves as the Fund's Distributor pursuant to a Distribution Agreement (the "Distribution Agreement").

Shares of the Fund are subject to a distribution plan (the "Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. As provided in the Distribution Plan, the Fund will pay an annual fee of 0.25% of the Fund's average daily net assets to Beacon Global Advisors, Inc. as compensation for its services. From this amount, Beacon Global Advisors, Inc. may make payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies, investment counselors and broker-dealers as compensation for services, reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. The Distribution Plan is characterized as a compensation plan because the distribution fee will be paid to the distributor without regard to the distribution or shareholder service expenses incurred by Beacon Global Advisors, Inc. or the amount of payments made to financial institutions and intermediaries. The Fund intends to operate the Distribution Plan in accordance with its terms and within the rules of the National Association of Securities Dealers, Inc. concerning sales charges. Pursuant to such rules, the distributor is required to limit aggregate initial sales charges and asset-based sales charges to 6.25% of total gross sales.

The Distribution Plan will continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Trustees, including a majority vote of the Trustees who are not parties to the Distribution Plan or "interested persons" of any party thereto ("Disinterested Trustees"), cast in person at a meeting called for the purpose of voting on such continuance. The Distribution Plan may be terminated at any time, without penalty, by vote of a majority of the Disinterested Trustees or by vote of the holders of a majority of the outstanding shares of the Fund on not more than 60 days', nor less than 30 days' written notice to any other party to the Distribution Plan. The Distribution Plan may not be amended to increase materially the amounts to be spent for the services described herein without approval by the shareholders, and all material amendments are required to be approved by the Board of Trustees. The Distribution Plan will automatically terminate in the event of its assignment. Pursuant to the Distribution Plan, the Board of Trustees will review at least quarterly a written report of the distribution expenses incurred on behalf of the Fund. The report will include an itemization of the distribution expenses and the purpose of such expenditures.


                  TRUSTEES AND OFFICERS

The Trustees and executive officers of the Fund and their principal occupations for the last five years are set forth below. Each
Trustee who is an "interested person" of the Fund, as that term is defined in the 1940 Act, is indicated by an asterisk.



                    Position
Name           Age  with Fund          Principal Occupation



Louis T.
Donatelli      63   Trustee   President and sole stockholder of
                              Donatelli & Klein, Inc., an
                              investment company specializing
                              in real estate development and
                              corporate acquisitions including
                              television properties.  Mr.
                              Donatelli has a long career in
                              the investment business,
                              beginning in 1956 at Harris Upham
                              & Co.  In 1963, he joined Hayden,
                              Stone & Company, a New York Stock
                              Exchange member firm, and
                              achieved Partner status by 1968.
                              Mr. Donatelli founded Donatelli &
                              Klein, Inc. in 1974.  Mr.
                              Donatelli holds a Bachelor of
                              Science degree from Villanova
                              University and has a graduate
                              degree in Business Management
                              from American University.  Mr.
                              Donatelli is has been a member of the
                              Board of Trustees of the Rushmore
                              Natural Gas Index Fund since 1992.  He
                              previously served as
                              a member of the Board of Trustees
                              at Villanova University and is a
                              Knight of Malta.

Caroline D.
Gabel          55   Trustee   Senior Policy Advisor to a member
                              of the House of Representatives
                              since 1970.  In this capacity,
                              she is responsible for
                              legislation within the
                              jurisdiction of the House
                              Committee on Transportation and
                              Infrastructure, including the
                              Clean Water Act, Superfund,
                              aviation, highways, mass transit,
                              water resources, railroads and
                              economic development.  Ms. Gabel
                              currently serves as a member of
                              the Boards of Directors of
                              Orangutan Foundation
                              International and Defenders of
                              Wildlife and is a member of the
                              Board of Trustees of The
                              Washington Opera.  She is on the
                              Board of Advisors of the National
                              Zoological Park and the
                              Smithsonian Institution and is a
                              member of the Directors' Circle
                              and Friends of the National Zoo.
                              Ms. Gabel is a graduate of
                              Wellesley College where she
                              received a Bachelor of Arts
                              degree in French, and of the
                              University of Pennsylvania, where
                              she received an MBA degree in
                              International Relations.


Robert J.      47 Executive Vice   Founder and Managing Director of
Henrich, Jr.*     President,  Beacon Global Advisors, Inc.  Mr.
                  Treasurer   Henrich served as a First Vice
                  & Trustee   President with E.F. Hutton & Co.
                              and Paine Webber, Inc. from 1979
                              through 1994.  Before joining
                              E.F. Hutton, Mr. Henrich was a
                              pension plan consultant with
                              Jefferson Standard Insurance
                              Company.  Mr. Henrich received
                              his Bachelor of Science degree in
                              Geology from the University of
                              Maryland and earned his MBA
                              degree from the Florida Institute
                              of Technology.

Peter G.       67   Trustee   Engineering consultant to the
Koltnow                       American Trucking Associations
                              and Board Member of the ATA
                              Foundation since 1991.  He is a
                              life member of the American
                              Society of Civil Engineers and
                              served as Chairman of the
                              Executive Committee of the
                              Transportation Research Board of
                              the National Research Council in
                              1979.  Mr. Koltnow was counselor
                              to the President of the American
                              Trucking Association from 1985
                              through 1990.  He was President
                              of the Highway Users Federation
                              from 1974 to 1985, and Vice
                              President of this same
                              organization from 1970 to 1974.
                              From 1953 to 1967, he held
                              traffic engineering positions in
                              Dayton, Ohio and Fresno, and Los
                              Angeles, California.  Mr. Koltnow
                              has spent his entire working
                              career in the civil engineering
                              field.  Mr. Koltnow has served as
                              a trustee on the Board of
                              Directors of the following mutual
                              funds: Growth Fund of Washington,
                              the GEICO Government Securities
                              Cash Fund and the GEICO Qualified
                              Dividend Fund.  He was the co-founder
                              and first President of
                              the Candlelighters, an
                              international organization
                              providing education and support
                              to families faced with childhood
                              cancers, from 1970 through 1971.
                              He is a former board member of
                              the D.C. Division of the American
                              Cancer Society.  Mr. Koltnow
                              received his Bachelor of Science
                              degree from Antioch College and
                              his Master of Science degree in
                              civil engineering from the
                              University of California at
                              Berkeley, California.


Richard A.      64   President     Principal Officer for the Richard
Ollen*            and Chairman     Ollen Management Co. since 1993
                  of the Board     and is also a Director and
                                   Registered Principal of Beacon
                                   Global Advisors, Inc. since 1995.
                                   Mr. Ollen was past President and
                                   Director of American Guaranty &
                                   Trust Company, Wilmington,
                                   Delaware from 1991 through 1993.
                                   Prior to that, he was President
                                   and Director of GEICO Investment
                                   Services Company from 1981
                                   through 1991.  Mr. Ollen was
                                   formerly Chairman and President
                                   (1985 through 1991) for the Board
                                   of The Growth Fund of Washington
                                   and President and Trustee of
                                   Government Securities Cash Fund
                                   and GEICO Qualified Dividend Fund
                                   (1982 through 1991).  Prior to
                                   joining GEICO, Mr. Ollen served
                                   as President and Director (1970
                                   through 1978) and as Vice
                                   President (1965 through 1970) of
                                   the Massachusetts Company
                                   Distributors, Inc., a subsidiary
                                   of the Massachusetts Company, one
                                   of the oldest corporate trustees
                                   in the United States.  Mr. Ollen
                                   currently serves as a member of
                                   the Board of Overseers of
                                   Northeastern University in
                                   Boston, Massachusetts.  He has
                                   served as a member of the Board of
                                   Regents (1980 through 1985) and as
                                   Chairman of the Board of Regents
                                   (1983 through 1985) of the College
                                   for Financial Planning in Denver,
                                   Colorado, and as a Director of the
                                   International Board of Standards
                                   and Practices for Certified
                                   Financial Planners, Inc.
                                  (IBCFP)(1986 through 1989).
                                   Mr. Ollen received his Bachelor
                                   of Science degree in Business
                                   Administration from Northeastern
                                   University.  He received his MBA
                                   degree from the University of
                                   Pennsylvania, Wharton School of
                                   Finance.


Michelle A. Whalen 27    Secretary Corporate Compliance
                                   Administrator, FPS Services, Inc.
                                   (June 1994 to Present); Mutual
                                   Fund/Corporate Administrator,
                                   Keane Tracers, Inc. (January 1992
                                   to May 1994); Assistant Secretary
                                   of First Mutual Funds (October
                                   1995 to Present).  Paralegal
                                   Certification from The
                                   Philadelphia Institute (January,
                                   1992); Bachelor of Arts Degree in
                                   English from LaSalle University
                                   (May, 1991)


Jessica Ellis   34  Assistant      Operations Manager for Beacon
                  Treasurer and    Global Advisors, Inc. since
                  Assistant        October, 1995.  Mrs. Ellis began
                   Secretary       her career in the securities
                                   industry in 1984 and held various
                                   positions with Scott &
                                   Stringfellow, Inc., a New York
                                   Stock Exchange member firm.





                    COMPENSATION TABLE
                   Trustees and Officers

               Estimated Aggregate      Estimated total
               Compensation from        Compensation from
Name of        Trust for Fiscal         Trust and Fund
Trustee        Year End 11/30/97        Complex Paid to Trustees(1)


Louis T. Donatelli       $3,600              $3,600

Caroline D. Gabel        $3,600              $3,600

Robert J. Henrich, Jr.*  $    0              $    0

Peter G. Koltnow         $3,600              $3,600

Richard A. Ollen*        $    0              $    0


* This Trustee is considered an "Interested Person" of the Trust as defined under the 1940 Act.

(1) This amount represents the estimated aggregate amount of compensation paid to the Trustees for service on the Board of Trustees for the calendar year ending December 31, 1997.

No officer or Trustee of the Trust who is also an officer or employee of the Advisor receives any compensation from the Trust for services to the Trust. The Trust pays each Trustee who is not affiliated with the Advisor an annual retainer of $1,000 plus a fee of $500 for attendance at Board Meetings and reimburses each Trustee and officer for out-of-pocket expenses in connection with travel and attendance at such meetings. Members of the audit committee, Ms. Gabel and Messrs. Donatelli and Koltnow, each receive $300 per audit committee meeting attended.


                      NET ASSET VALUE

A more complete discussion of the Fund's determination of net asset value is contained in the Prospectus. The net asset value per share is computed by dividing the value of the assets of the Fund, less its liabilities, by the number of shares outstanding.

The net asset value of all outstanding shares will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Fund represented by the value of shares. All income earned and expenses incurred by the Fund will be borne on a pro-rata basis by each outstanding share.

Portfolio securities are valued and net asset value per share is determined as of the close of regular trading on the New York Stock Exchange ("NYSE") which currently is 4:00 p.m. (Eastern Time), on each day the NYSE is open for trading.



                           TAXES

The following is only a summary of certain federal tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities. Non-U.S. investors should consult their tax advisors concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% United States withholding tax.

Federal Income Tax
The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The Fund intends to qualify as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal income taxes to which it may be subject. In order to qualify for treatment as a RIC under the Code, the Fund generally must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) (the "Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or certain other income;
(ii) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of stocks or securities held for less than three months; (iii) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer and (iv) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses. Notwithstanding the Distribution Requirement described above, which requires only that the Fund distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Fund will be subject to a nondeductible 4% federal excise tax to the extent that it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts. The Fund intends to make sufficient distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for federal excise tax.

Any gain or loss recognized on a sale, redemption or exchange of shares of the Fund by a non-exempt shareholder who is not a dealer in securities generally will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise generally will be treated as a short-term capital gain or loss. If shares of the Fund on which a net capital gain distribution has been received are subsequently sold, redeemed or exchanged and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the long-term capital gain distribution.

In certain cases, the Fund will be required to withhold, and remit to the United States Treasury, 31% of any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service or (3) has not certified to the Fund that such shareholder is not subject to backup withholding.

If the Fund fails to qualify as a RIC for any taxable year, it will be subject to tax on its taxable income at regular corporate rates. In such an event, all distributions from the Fund generally would be eligible for the corporate dividend received deduction for corporate shareholders.

                   PORTFOLIO TRANSACTIONS

The Fund does not have an obligation to deal with any broker/dealer or group of broker/dealers in the execution of transactions in portfolio securities.

Subject to policies established by the Trustees, the Subadvisor is responsible for placing the orders to execute transactions for the Fund. In placing orders, it is the policy of the Fund to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the Subadvisor generally seeks reasonably competitive spreads, the Fund will not necessarily be paying the lowest spread available.

                  PERFORMANCE INFORMATION
In General
From time to time, the Fund may include general comparative information, such as statistical data regarding inflation, securities indices or the features or performance of alternative investments, in advertisements, sales literature and reports to shareholders. The Fund may also include calculations, such as hypothetical compounding examples or tax-free compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of the Fund. The Fund also may include historical performance of the Dreman advisory accounts with substantially similar investment policies.

From time to time, the total return of the Fund may be quoted in advertisements, shareholder reports or other communications to shareholders.

Total Return Calculation
The Fund computes average annual total return by determining the average annual compounded rate of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

       Average Annual Total Return = P (1 + T)n = ERV

Where:            ERV   = ending redeemable value at the end of
                          the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

                   P    = hypothetical initial payment of $1,000.

                   n    = period covered by the computation,
                          expressed in terms of years.

                   T    = average annual total return.

The Fund computes the aggregate total return by determining the aggregate compounded rate of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

          Aggregate Total Return =  [  ERV  - 1 ]
                                             P
      Where:        ERV     = ending redeemable value at the end of
                             the period covered by the computation of hypothetical $1,000 payment made at the beginning of the period.

                       P    = hypothetical initial payment of $1,000.


The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

Since performance will fluctuate, performance data for the Fund should not be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions.

Performance and Advertisements
From time to time, in marketing and other fund literature, the Fund's performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper Analytical Services, Inc. ("Lipper"), a widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gains dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. The Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. The Fund's performance may also be compared to the average performance of its Lipper category.

The Fund's performance may also be compared to the performance of other mutual funds by Morningstar, Inc. ("Morningstar") which ranks funds on the basis of historical risk and total return. Morningstar's rankings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for three-, five- and ten-year periods. Ranks are not absolute or necessarily predictive of future performance. The Fund may also compare its performance to a wide variety of indices.

In assessing such comparisons of yield, return or volatility, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to those of the Fund, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its figures.


                     OTHER INFORMATION

Limitation of Trustees' Liability
The Trust Instrument provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Trust Instrument also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Trust Instrument that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Trust Instrument shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

Custodian
The Bank of New York, 48 Wall Street, New York, New York 10286 is custodian of the Fund's assets pursuant to a custody agreement.
Under the custody agreement, The Bank of New York (i) maintains a separate account or accounts in the name of the Fund, (ii) holds and transfers portfolio securities on account of the Fund, (iii) accepts receipts and makes disbursements of money on behalf of the Fund, (iv) collects and receives all income and other payments and distributions on account of the Fund's securities, and (v) makes periodic reports to the Board of Trustees concerning the Fund's operations.

Independent Auditors
Ernst & Young LLP, 1225 Connecticut Avenue, N.W., Washington, DC 20036 has been selected as the independent auditors for the Fund. Ernst & Young LLP provides audit and tax services. The books of the Fund will be audited at least once a year by Ernst & Young LLP.

Reports to Shareholders
Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent accountants.

Shareholder Inquiries
Inquiries regarding the Fund may be directed to the Advisor by calling (800) 662-9992.
             THE CRUELTY FREE VALUE FUND

          Statement of Assets and Liabilities

                    March 26, 1997


                            Assets

Cash                                               $ 56,666
Deferred Organization Costs                          84,991
Pre-Paid Assets                                       9,935
                                                    _______

Total Assets                                       $151,592
                                                    _______

                      Liabilities

Due to Beacon Global Advisors, Inc.
     for Organization Costs                        $ 41,657
Other Liabilities                                     9,935
                                                    _______

Total Liabilities                                  $ 51,592
                                                    _______

Net Assets                                         $100,000


Net Asset Value:
     Portfolio shares (unlimited
     authorization - no par value) 4,000
     outstanding shares of beneficial interest       $25.00





The accompanying notes are an integral part of this financial statement.

THE CRUELTY FREE VALUE FUND
Statement of Assets and Liabilities
March 26, 1997

1.   Organization

     The Cruelty Free Value Fund (the "Fund") is a series of Beacon Global Advisors Trust (the "Trust"). The Trust is organized as a Delaware Business Trust under a Trust Instrument dated August 29, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end investment company offering shares in the Fund. The Fund has not commenced operations except those related to organizational matters and the sale of initial shares of beneficial interest to the initial shareholder, Beacon Global Advisors, Ltd. on March 26, 1997.

     The Fund intends to qualify as a regulated investment company as defined under Subchapter M of the Internal Revenue Code of 1986, and will distribute substantially all net investment income and realized net capital gains to shareholders. Therefore, no provision for income taxes will be required.

2.   Deferred Organizational Costs

     Organizational costs have been capitalized by the Fund and are being amortized over 60 months beginning with the commencement of operations. In the event any of the initial shares are redeemed by the holder thereof during the period that the Fund is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Fund will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption.

3.   Transactions with Affiliates

     In connection with the organization of the Fund, Beacon
     Global Advisors, Inc. (the "Advisor") incurred organizational costs on behalf of the Fund for which it is reimbursed by the Fund.

     Certain officers and/or trustees of the Trust are also officers of the Advisor. The Trust pays each unaffiliated Trustee a fee for attendance at quarterly, interim and committee meetings. Compensation of officers and affiliated Trustees of the Trust is paid by the Advisor.

                Report of Independent Auditors


To the Shareholders and Board of Trustees of The Cruelty Free
Value Fund,

We have audited the accompanying statement of assets and liabilities of The Cruelty Free Value Fund as of March 26, 1997. This statement of assets and liabilities is the responsibility of the Fund's management. Our responsibility is to express an opinion on the statement of assets and liabilities based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of assets and liabilities presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of The Cruelty Free Value Fund as of March 26, 1997, in conformity with generally accepted accounting principles.


                                    /s/ Ernst & Young LLP
                                        ERNST & YOUNG LLP
Philadelphia, Pennsylvania
April 1, 1997